UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2021

________________________

Image Sensing Systems, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-26056	41-1519168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Spruce Tree Centre, Suite 400, 1600 University Avenue West, St. Paul, Minnesota	55104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (651) 603-7700

(Former name or former address, if changed since last report.)

________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ISNS	The Nasdaq Capital Market
Preferred Stock Purchase Rights	ISNS	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Section 5 – Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)  On May 4, 2021, Image Sensing Systems, Inc. (the "Company") held its 2021 annual meeting of shareholders.  Of the 5,352,626 shares of the Company's common stock outstanding and entitled to vote, 4,179,822 shares, or 78%, were represented at the meeting.

(b)  During the annual meeting, the Company's shareholders voted on the following matters:

Proposal 1.  Election of Directors

	Votes For	Votes Withheld	Broker Non-Votes
Andrew T. Berger	2,688,740	316,724	1,335,361
James W. Bracke	2,473,847	531,617	1,335,361
Joseph P. Daly	2,994,535	10,929	1,335,361
Geoffrey C. Davis	2,993,422	12,042	1,335,361
Paul F. Lidsky	2,769,075	236,389	1,335,361
Brian J. VanDerBosch	2,988,562	16,902	1,335,361

Proposal 2.  Ratify the appointment of Boulay PLLP as the Company's independent registered public accounting firm for 2021.

Votes For	Votes Against	Abstain
4,167,602	10,892	1,328

Proposal 3.  Advisory vote to approve the compensation of the Company's named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
2,951,456	46,036	7,972	1,335,361

Proposal 4.  Approve the adoption of an amendment to the Company's Section 382 rights agreement designed to preserve the Company's net operating loss carry forwards and other tax benefits.

Votes For	Votes Against	Abstain	Broker Non-Votes
2,877,213	119,506	8,745	1,335,361

Proposal 5. Approve the adoption of an amendment increasing the number of shares of our common stock available for grant under the 2014 Stock Option and Incentive Plan from 500,000 shares to 620,000 shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
2,915,161	85,178	5,125	1,335,361

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2021	Image Sensing Systems, Inc.

	By:	/s/ Frank G. Hallowell
Frank G. Hallowell
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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